SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 23, 2003

(Date of earliest event reported)

LANDAMERICA FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	1-13990 (Commission File Number)	54-1589611 (IRS Employer Identification No.)

101 Gateway Centre Parkway Richmond, Virginia (Address of Principal Executive Offices)	23235-5153 (Zip Code)

Registrant’s telephone number, including area code:

(804) 267-8000

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits.

The following exhibit is being furnished pursuant to Item 12 of this report and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Exhibit No.

Description

99.1

Press release issued by the Registrant dated July 23, 2003.

Item 9.

Regulation FD Disclosure (Information Being Furnished Under Item 12).

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

On July 23, 2003, the Registrant issued a press release reporting its financial results for the quarter and six months ended June 30, 2003.  A copy of the press release is being furnished as Exhibit 99.1 and is incorporated by reference into Item 12 of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAMERICA FINANCIAL GROUP, INC.

(Registrant)

Date:  July 23, 2003

By: /s/ G. William Evans

G. William Evans

Chief Financial Officer

Exhibit Index

Exhibit No.

Description

99.1

Press release issued by the Registrant dated July 23, 2003.